UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 24, 2018

Civista Bancshares, Inc.

(Exact name of Registrant as specified in its charter)

Ohio	001-36192	34-1558688
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 East Water Street, P.O. Box 5016,

Sandusky, Ohio 44870

(Address of principle executive offices)

Registrant’s telephone number, including area code: (419) 625-4121

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Civista Bancshares, Inc. (“Civista”) held a special meeting of shareholders on July 24, 2018, for the purpose of considering and voting on the following proposals. Summaries of the voting results are included following the description of each matter.

1.) To adopt and approve the Agreement and Plan of Merger by and between Civista, Civista Bank, United Community Bancorp and United Community Bank dated as of March 11, 2018 (“the Merger Agreement”) and the merger, pursuant to which United Community Bancorp will merge with and into Civista.

			Broker
For	Against	Abstain	Non-Vote
7,401,138.74	110,111.95	61,334.63	—

The proposal passed.

2.) To consider a proposal to approve the adjournment of the special meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the special meeting to adopt and approve the Merger Agreement.

			Broker
For	Against	Abstain	Non-Vote
7,180,715.91	323,735.64	68,131.76	—

The proposal passed.

3.) To consider a proposal, unrelated to the Civista Merger Agreement proposal, to adopt an amendment to Article FOURTH of Civista’s amended and restated articles of incorporation to increase the number of authorized common shares by 20 million.

			Broker
For	Against	Abstain	Non-Vote
7,165,592.76	295,534.43	111,456.13	—

The proposal passed.

Item 8.01	Other Events.

On July 24, 2018, Civista announced its shareholders voted to approve the proposed merger of United Community Bancorp into Civista. The shareholders also approved an amendment to Civista’s articles of incorporation to increase the number of authorized common shares by 20 million. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated here by reference.

Item 9.01	Financial Statements and Exhibits

(d)     Exhibit 99.1 Press release of Civista Bancshares, Inc. announcing its shareholders voted to approve the proposed merger of United Community Bancorp into Civista. The shareholders also approved an amendment to Civista’s articles of incorporation to increase the number of authorized common shares by 20 million.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Civista Bancshares, Inc.
(Registrant)

Date: July 25, 2018	/s/ Todd A. Michel
Todd A. Michel,
Senior Vice President & Controller